Exhibit 99.1

FOR RELEASE at 1:15 p.m. PT on Thursday, January 7, 2021

CONTACTS:

Rob Gruening
Director, Corporate Communications
F5
(206) 272-6208
r.gruening@f5.com

Suzanne DuLong
VP, Investor Relations
F5
(206) 272-7049
s.dulong@f5.com

Holly Lancaster
WE Communications
(415) 547-7054
hluka@we-worldwide.com

F5 to Acquire Volterra to Create the First Edge 2.0 Platform for Enterprises and Service Providers

•	F5 raises revenue outlook, reiterates Horizon 2 non-GAAP operating and EPS targets, and reaffirms commitment to $1 billion in share repurchases
•
F5 expects first quarter fiscal year 2021 GAAP and non-GAAP revenue growth of approximately 10% with GAAP and non-GAAP revenue between $623 to $626 million, and non-GAAP earnings per share above the top end of its prior guidance range of $2.26 to $2.38[1]

SEATTLE and SANTA CLARA, JANUARY 7, 2021 – F5 Networks (NASDAQ: FFIV), the leader in application security and delivery, and Volterra, the first universal edge-as-a-service platform, today announced a definitive agreement under which F5 will acquire all issued and outstanding shares of privately held Volterra for approximately $440 million in cash and approximately $60 million in deferred consideration and assumed unvested incentive compensation to founders and employees. With the addition of Volterra’s technology platform, F5 is creating an edge platform built for enterprises and service providers that will be security-first and app-driven with unlimited scale.

In connection with the transaction, F5 raised its Horizon 2 (fiscal years 2021 and 2022) and long-term revenue outlook, and reiterated its Horizon 2 operating targets, including its commitment to achieving double-digit non-GAAP earnings per share growth. The company also reiterated its commitment to return $1 billion of capital over the next two years, including the initiation of a $500 million accelerated share repurchase in fiscal year 2021. In addition, F5 released a preview of its first quarter fiscal year 2021 financial results stating it expects GAAP and non-GAAP revenue in a range of $623 to $626 million, driven in part, by approximately 68% GAAP, and 70% non-GAAP, software revenue growth.

“Current edge solutions are simply inadequate for today’s enterprise customers. It’s time to break out of closed edge systems that only perpetuate the pain of building, running, and securing apps,” said François Locoh-Donou, President and CEO, F5. “With Volterra, we advance our Adaptive Applications vision with an Edge 2.0 platform that solves the complex multi-cloud reality enterprise customers confront. Our platform will create a SaaS solution that solves our customers’ biggest pain points. The success of F5’s software transformation has put us in a position to deliver on the potential of Edge 2.0 and redefine our competitive position.”

“I am excited to work closely alongside François and the F5 team to help pioneer the evolution of the edge to deliver more adaptive, dynamic application experiences for all of our customers,” said Ankur Singla, Founder and CEO, Volterra. “With our platform, we will extend F5’s application security leadership to the edge, thereby expanding our combined reach in the fastest growing segment of F5’s $28 billion 2023 total addressable market.”

Volterra enables a new Edge 2.0 open edge platform that will transform F5’s leadership position in enterprise application security and delivery, addressing the challenges inherent with first-generation edge solutions. F5’s Edge 2.0 platform will be:

•	Security-first: Delivering industry-leading security instead of commodity security added to a CDN or cloud.
•	App-driven: Providing universal, “build once, deploy globally” app delivery. This software-defined edge based on industry standard containers and APIs removes multi-cloud complexity.
•	Unlimited in scale: Edge 2.0 breaks apps out of the “CDN jail” of closed edge platforms, running all services on any server, across all clouds and data centers.

The boards of directors of both F5 and Volterra have approved the transaction, which is subject to regulatory approvals and other customary closing conditions. The transaction is expected to close in the first quarter of calendar year 2021.

Upon closing of the transaction, Ankur Singla, and the Volterra leadership team will join F5 in key management roles. Volterra will remain located in its current Santa Clara headquarters.

F5 Business Outlook Update

The addition of Volterra accelerates F5’s total revenue growth expectations. As a result, F5 is updating its Horizon 2 (fiscal years 2021 and 2022) total revenue growth CAGR to 7% to 8%, from 6% to 7%, and its long-term revenue growth target to double digits from 8% to 9%. F5 maintained its commitment to deliver operating leverage through the “Rule of 40” and its target to achieving double-digit non-GAAP EPS growth in Horizon 2.

In addition, F5 reiterates its commitment to $1 billion in share repurchases in the next two years, including a $500 million accelerated share repurchase in fiscal year 2021.

Preliminary Q1 Fiscal Year 2021 Results

F5 also released a preview of its first quarter fiscal year 2021 financial results. Based on currently available information, the company estimates the following results for the quarter ended December 31, 2020.

•	GAAP and non-GAAP revenue between $623 and $626 million, representing growth of approximately 10% over the prior year period[2]
•	GAAP and non-GAAP software revenue growth of approximately 68% and 70%, respectively[3]
•	Systems revenue growth of approximately 5%
•	GAAP and non-GAAP product revenue growth between approximately 22% to 23%[2]
•	Global services revenue growth slightly better than flat
•	Non-GAAP EPS above the top end of its prior guidance of $2.26 to $2.38[1]

“We are on track to deliver our best quarterly results since we embarked on our transformation, with approximately 10% revenue growth fueled by continued strong software demand along with resilience in our systems business,” added Locoh-Donou.

F5 Live Conference Call & Webcast Details

F5 will host a live webcast and conference call to discuss the transaction and its preliminary first quarter fiscal year 2021 results with investors and analysts beginning at 5:15 p.m. ET, or 2:15 p.m. PT, today, January 7, 2021. The live webcast link can be accessed from the investor relations portion of f5.com.

The audio-only version of the live call can be accessed by dialing (833) 714-0927 for callers in the U.S. and Canada or +1 (778) 560-2886 for listeners from other countries. Please use Meeting ID: 8879455.

The webcast and call will be recorded, and replays will be available as follows:

Replay Via Webcast: Access via the investor relations portion of F5’s website.

Replay Via Phone: (800) 585-8367 (US & Canada) or +1 (416) 621-4642 (outside of the U.S. and Canada) available January 7, 2021 through January 8, 2021. Use Meeting ID: 8879455.

Transaction Advisors

Foros acted as financial advisor to F5. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to F5, and Goodwin Procter LLP acted as legal advisor to Volterra.

Footnotes

1 F5 is currently working through the accounting close process for the quarter ended December 31, 2020 and an estimate of GAAP earnings per share is not yet available. The company expects to provide GAAP earnings per share for the quarter ended December 31, 2020 with its final results announcement, expected on January 26, 2021.

2 F5 is currently working through the accounting close process for the quarter ended December 31, 2020 and therefore a reconciliation of revenue on a GAAP to non-GAAP basis is not yet available. This reconciliation is expected to be available and provided with the company’s final results announcement, expected on January 26, 2021.

3 Following its acquisition of Shape Security, to provide transparency to what F5 management believes reflects its ongoing business results, for the four quarters following the acquisition, F5 is reporting both GAAP and non-GAAP revenue. Non-GAAP revenue excludes the impact of the purchase accounting write-down on Shape’s assumed deferred revenue.

Additional Information

•	Enabling the Edge 2.0 Revolution – Blog Post from F5’s EVP of Security, Haiyan Song

About F5
F5 (NASDAQ: FFIV) is a multi-cloud application security and delivery company that enables our customers—which include the world’s largest enterprises, financial institutions, service providers, and governments—to bring extraordinary digital experiences to life. For more information, go to f5.com. You can also follow @F5 on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

About Volterra
Based in Santa Clara, CA, Volterra provides a distributed cloud services platform to deploy, network and secure applications across multi-cloud and the edge. Small businesses to Fortune 100 companies and global Telco’s are using Volterra to deploy and operate distributed applications through a consistent set of cloud services, end-to-end visibility, and control. DevOps teams can manage large sets of applications and infrastructure with less complexity. NetOps teams can simplify app-to-app networking and security across clouds.

F5 Forward-Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the completion and timing of the Volterra acquisition, continuing strength and momentum of F5’s and Volterra’s business, past and future financial performance including revenue and operating targets, sequential growth, preliminary and projected revenue information including revenue, earnings and earnings per share ranges share repurchases and programs, demand for application delivery networking, application delivery services, security, SaaS, edge services and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance  of Volterra and F5 offerings; potential disruptions to F5’s business and distraction of management as F5 integrates Volterra’s business, team, and technology; F5’s ability to successfully integrate Volterra’s products with F5 technologies; the ability of F5’s sales professionals and distribution partners to sell Volterra’s product and service offerings; the completion of F5’s review and audit of its first quarter financial results, condition and cash flows, including finalization of the related financial information and guidance; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; the business impact of the acquisition of Volterra and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; uncertainties as to the timing, including receipt of applicable regulatory approvals, of the Volterra transaction; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5’s ability to sustain, develop and effectively utilize distribution relationships; F5’s ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5’s ability to expand in international markets; the unpredictability of F5’s sales cycle; the ability of F5 to execute on its share repurchase program including the timing of any repurchases; future prices of F5’s common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

GAAP to non-GAAP Reconciliation

F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations, and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, restructuring charges, facility-exit costs, significant litigation and other contingencies and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability.

The non-GAAP adjustments, and F5’s basis for excluding them from non-GAAP financial measures, are outlined below:

Acquisition-related write-downs of assumed deferred revenue. Included in its GAAP financial statements, F5 records acquisition-related write-downs of assumed deferred revenue to fair value, which results in lower recognized revenue over the term of the contract. F5 includes revenue associated with acquisition-related write-downs of assumed deferred revenue in its non-GAAP financial measures as management believes it provides a more accurate depiction of revenue arising from our strategic acquisitions.

Stock-based compensation. Stock-based compensation consists of expense for stock options, restricted stock, and employee stock purchases through the company’s Employee Stock Purchase Plan. Although stock-based compensation is an important aspect of the compensation of F5’s employees and executives, management believes it is useful to exclude stock-based compensation expenses to better understand the long-term performance of the company’s core business and to facilitate comparison of the company’s results to those of peer companies.

Amortization of purchased intangible assets. Purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Management does not believe these charges accurately reflect the performance of the company’s ongoing operations, therefore, they are not considered by management in making operating decisions. However, investors should note that the use of intangible assets contributed to F5’s revenues earned during the periods presented and will contribute to F5’s future period revenues as well.

Facility-exit costs. In fiscal year 2019, F5 relocated its headquarters in Seattle, Washington, and recorded charges in connection with this facility exit as well as other non-recurring lease activity. These charges are not representative of ongoing costs to the business and are not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operations.

Acquisition-related charges, net. F5 does not acquire businesses on a predictable cycle and the terms and scope of each transaction can vary significantly and are unique to each transaction. F5 excludes acquisition-related charges from its non-GAAP financial measures to provide a useful comparison of the company’s operating results to prior periods and to its peer companies. Acquisition-related charges consist of planning, execution and integration costs incurred directly as a result of an acquisition.

Impairment charges. In fiscal year 2019, F5 recorded impairment of capitalized software development costs reflecting strategy changes in certain product development initiatives. These charges are not representative of ongoing costs to the business and are not expected to recur. As a result, these charges are being excluded to provide investors with a more comparable measure of costs associated with ongoing operations.

Restructuring charges. F5 has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and costs associated with exiting facility lease commitments. F5 excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.

F5 believes that presenting its non-GAAP measures of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and is used by management in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors these supplemental measures since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.

F5 is currently working through the accounting close process for the quarter ended December 31, 2020 and therefore an estimate of GAAP earnings, as well as a reconciliation of revenue, net income, and earnings per share on a GAAP to non-GAAP basis is not yet available. The company expects to provide this reconciliation for the quarter ended December 31, 2020 with its final results announcement, expected on January 26, 2021.

F5 is a trademark or service mark of F5 Networks, Inc., in the U.S. and other countries. All other product and company names herein may be trademarks of their respective owners.

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SOURCE: F5 Networks